Filed pursuant to Rule 497(e)
File Nos. 333-184477 and 811-22761

STONE RIDGE TRUST

STONE RIDGE DURABLE INCOME ETF

SUPPLEMENT DATED FEBRUARY 10, 2025

TO

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

DECEMBER 13, 2024

Reverse Share Split

On January 28, 2025, the Board of Trustees (the “Board”) of Stone Ridge Trust approved a 1-for-10 reverse share split for the Stone Ridge Durable Income ETF (the “Durable Income ETF”). The reverse share split is scheduled to occur after the market close on February 13, 2025, with shares being offered on a split-adjusted basis beginning on February 14, 2025. Shareholders of record in the Durable Income ETF at the close of business on February 13, 2025 will participate in the reverse share split. As a result of the reverse share split, every ten (10) of the Durable Income ETF’s outstanding shares (or fractions thereof) will automatically and without any action on the part of shareholders be converted into one (1) share, with shareholders receiving cash for any fractional shares. The reverse share split will decrease the Durable Income ETF’s shares outstanding by a factor of ten and increase the net asset value (“NAV”) per share by a proportional amount.

In addition, following the reverse share split, the intended distribution amount per share for each ETF will change to $0.8333 per outstanding share per month, or $10.00 per share per year, recalibrated annually in January of each year as described in the prospectus.

The following table shows the effect of a hypothetical 1-for-10 reverse share split on a shareholder’s investment (actual NAV per share, shares owned and total value may vary).

Period	# of Shares Owned	Hypothetical NAV per share	Total Value (Based on Hypothetical NAV per share)
Pre-Split	100	$10.00	$1,000.00
Post-Split	10	$100.00	$1,000.00

While the number of outstanding shares will decrease, the reverse share split will not affect the Durable Income ETF’s portfolio holdings, its aggregate net asset value or the total dollar value of shareholders’ investments in the Durable Income ETF. In addition, the reverse share split is not a taxable event and will not affect any shareholder’s rights, preferences and privileges associated with the Durable Income ETF’s shares.

Special Distributions

On January 28, 2025, the Board also approved a special distribution by the Durable Income ETF, which is estimated as of the date of this prospectus supplement to be equal to $8.21 per share (post-split). The record date for the special distribution will be February 19, 2025 and the special distribution will be paid on February 20, 2025. Shareholders of record in the Durable Income ETF at the close of business on February 19, 2025 will participate in the special distribution.

Name Change

On January 28, 2025, the Board approved a new name for the Durable Income ETF. Effective as of February 14, 2025, the Durable Income ETF’s name will be changed to LifeX Durable Income ETF.

Management Fee Reduction

Finally, on January 28, 2025, the Board approved the Second Amended and Restated Investment Management Agreement, effective February 19, 2025, pursuant to which the Unified Management Fee paid to the Adviser will be lowered to an annual rate of 0.25% of the Durable Income ETF’s average daily total assets less total liabilities.

Please retain this Supplement with your records for future reference.